SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 15, 2005
Date of Report (Date of earliest event reported)

INERGY HOLDINGS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	0-51304	43-1792470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200
Kansas City, MO 64112
(Address of principal executive offices)

(816) 842-8181
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_______________________________________________________________________

Item 8.01 Other Events

The audited balance sheet of Inergy Holdings GP, LLC, the general partner of the Registrant, and the related note thereto, is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.
Exhibit Number	Description
23.1	Consent of Ernst & Young LLP

99.1	Audited Balance Sheet of Inergy Holdings GP, LLC

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INERGY HOLDINGS, L.P.
By: INERGY HOLDINGS GP, LLC, Its General Partner

Date: December 21, 2005	By: /s/ R. Brooks Sherman, Jr. _____________________________________
R. Brooks Sherman, Jr. Senior Vice President -- Chief Financial Officer